EXHIBIT 99.1

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage		Transfer Agent and Registrar
Firm	Analyst	For information or assistance regarding your account, please contact our transfer agent
Barclays Capital Credit Suisse Securities (USA) Dowling & Partners JP Morgan Langen McAlenney Raymond James & Associates UBS	Eric Berg Tom Gallagher Paul Goulekas / Sean Rourke Jimmy Bhullar Robert Glasspiegel Steven Schwartz Andrew Kligerman	and registrar:
The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
P.O. Box 358015, Pittsburgh, PA 15258
Toll-free: 1-800-490-4258   Int'l: 201-680-6823
TDD: 800-231-5469, Int'l TDD: 201-680-6610
E-mail: shrrelations@bnymellon.com
Web: www.bnymellon.com/shareowner/isd

For More Information

To receive additional information, including financial supplements and Securities and
Exchange Commission filings along with access to other shareholder services, visit the
Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor
Relations Department at:

Shareholder Information
Security Listings			The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."			Investor Relations One American Row P.O. Box 5056, Hartford, CT 06102-5056 Phone: 1-860-403-7100 Fax: 1-860-403-7880 e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

The Phoenix Companies, Inc.
Financial Supplement
March 2010 (unaudited)
Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life Sales	12
Annuity Funds Under Management and Annuity Supplementary Information	14
Deferred Policy Acquisition Costs	16
Consolidated Statement of Income - GAAP Format	18
Condensed Consolidated Balance Sheet - Preliminary	20
General Account Investment Portfolio Summary	21
General Account GAAP Net Investment Income Yields	22
General Account Realized Investment Gains and Losses	24

The Phoenix Companies, Inc.
Financial Highlights
First Quarter 2010 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	YTD March	December 31,
	2010	2009	2008	2007	2006
Balance Sheet Information
General account invested assets	$13,904.3	$13,750.4	$13,607.9	$15,719.5	$16,079.0
Separate account assets	4,451.6	4,418.1	3,860.1	5,781.2	5,403.2
Total assets	24,574.8	24,600.3	25,808.6	30,500.8	29,128.1
Indebtedness	427.7	428.0	458.0	627.7	628.2
Total stockholders' equity	1,205.9	1,131.1	865.1	2,279.0	2,231.5
Total stockholders' equity, excluding SFAS 115,
other accumulated OCI and FIN 46-R	$1,316.8	$1,302.4	$1,665.7	$2,470.0	$2,360.0
Average equity, excluding other accumulated OCI,
FIN 46-R and discontinued operations(1)	$1,324.4	$1,427.0	$1,808.3	$2,381.8	$2,239.4
Total operating return on equity (1)	2.93%	-9.98%	-4.51%	5.38%	3.68%
Average tangible common equity (2)	$1,323.0	$1,423.6	$1,702.2	$1,703.1	$1,516.8
Total operating return on average tangible equity (2)	2.93%	-10.00%	-4.79%	7.94%	5.74%

Debt to total capitalization (3)	24.5%	24.7%	21.6%	20.3%	21.0%

Book value per share	$10.40	$9.82	$7.56	$19.94	$19.63
Book value per share, excluding SFAS 115 and
other accumulated OCI	$11.35	$11.31	$14.06	$21.15	$20.29
Book value per share, excluding SFAS 115,
other accumulated OCI and FIN 46-R	$11.35	$11.31	$14.56	$21.61	$20.76
Period-end common shares outstanding	116.0	115.2	114.4	114.3	113.7

Indebtedness:
Surplus notes	$174.1	$174.1	$174.1	$174.0	$174.0
Senior unsecured bonds - due 2008	---	---	---	153.7	153.7
Senior unsecured bonds - due 2032	253.6	253.9	283.9	300.0	300.0
Interest rate swap	---	---	---	---	0.5
Total indebtedness	$427.7	$428.0	$458.0	$627.7	$628.2

Statutory Financial Data for Phoenix Life Insurance Company (4)
Capital, surplus and surplus notes	$572.3	$517.2	$758.9	$848.2	$932.5
Asset valuation reserve (AVR)	88.9	57.0	94.4	192.5	187.8
Capital, surplus, surplus notes and AVR	$661.2	$574.2	$853.3	$1,040.7	$1,120.3
Policyholder dividend liability	$314.8	$312.6	$324.2	$355.6	$348.9
Interest maintenance reserve	$(42.8)	$(45.8)	$(44.2)	$(44.4)	$(44.3)
Statutory gain from operations	$4.3	$29.2	$53.4	$115.2	$131.6
Statutory net income (loss)	$14.0	$(59.9)	$(82.3)	$80.0	$162.0

(1)
This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2)
This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3)	This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

(4)
Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.  March 2010 amounts are preliminary.

The Phoenix Companies, Inc.
Consolidated Income Statement
First Quarter 2010 (unaudited)
(amount in millions, except per share data)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
Consolidated Income Statement

Premiums	$151.7	$172.2	$684.2	$765.9	$798.3	$839.7
Fee income	162.5	154.0	648.1	600.9	499.9	400.3
Net investment income	204.6	184.6	786.3	907.0	1,036.1	1,022.6
Total revenue	518.8	510.8	2,118.6	2,273.8	2,334.3	2,262.6
Policy benefits and increase in policy liabilities	288.6	316.3	1,279.9	1,362.3	1,312.4	1,335.9
Policyholder dividends	68.3	50.3	267.3	327.7	375.6	353.1
Policy acquisition cost amortization	67.0	66.0	266.5	431.7	192.7	148.8
Interest expense on indebtedness	8.0	8.5	33.1	36.7	44.2	49.2
Controllable and other expenses	79.9	77.8	298.5	274.4	261.1	242.7
Total benefits and expenses	511.8	518.9	2,145.3	2,432.8	2,186.0	2,129.7
Pre-tax operating income (loss)	7.0	(8.1)	(26.7)	(159.0)	148.3	132.9
Income tax expense (benefit)	(2.7)	110.0	115.7	(75.4)	27.3	40.1
Operating income (loss)	9.7	(118.1)	(142.4)	(83.6)	121.0	92.8
Net realized investment gains (losses)	4.3	44.8	(53.3)	(88.7)	(8.4)	21.0
Earnings on CDOs consolidated under FIN-46R	---	---	---	(4.2)	1.0	(1.0)
Discontinued operations	(0.3)	(1.5)	(123.3)	(549.5)	4.0	(17.1)
Other income (expenses) excluded from operating income	---	---	---	---	---	(0.4)
Net income (loss)	$13.7	$(74.8)	$(319.0)	$(726.0)	$117.6	$95.3

Earnings Per Share
Basic
Weighted-average shares outstanding	116.1	115.6	116.5	114.4	114.1	110.9
Total operating income (loss) per share	$0.08	$(1.02)	$(1.22)	$(0.73)	$1.06	$0.84
Net income (loss) per share	$0.12	$(0.65)	$(2.74)	$(6.35)	$1.03	$0.86

Diluted
Weighted-average shares outstanding and dilutive potential common shares	116.6	115.6	116.5	114.4	116.0	113.2
Total operating income (loss) per share	$0.08	$(1.02)	$(1.22)	$(0.73)	$1.04	$0.82
Net income (loss) per share	$0.12	$(0.65)	$(2.74)	$(6.35)	$1.01	$0.84

The Phoenix Companies, Inc.
Consolidated Income Statement
First Quarter 2010 (unaudited)
(amount in millions, except per share data)

Quarters ended

	2009				2010
	March	June	September	December	March
Consolidated Income Statement

Premiums	$172.2	$170.6	$170.9	$170.5	$151.7
Fee income	154.0	155.7	166.3	172.1	162.5
Net investment income	184.6	194.1	200.4	207.2	204.6
Total revenue	510.8	520.4	537.6	549.8	518.8
Policy benefits and increase in policy liabilities	316.3	343.9	305.6	314.1	288.6
Policyholder dividends	50.3	61.8	73.4	81.8	68.3
Policy acquisition cost amortization	66.0	32.9	63.1	104.5	67.0
Interest expense on indebtedness	8.5	8.3	8.3	8.0	8.0
Controllable and other expenses	77.8	71.5	85.0	64.2	79.9
Total benefits and expenses	518.9	518.4	535.4	572.6	511.8
Pre-tax operating income (loss)	(8.1)	2.0	2.2	(22.8)	7.0
Income tax expense (benefit)	110.0	16.4	(22.1)	11.4	(2.7)
Operating income (loss)	(118.1)	(14.4)	24.3	(34.2)	9.7
Net realized investment gains (losses)	44.8	(68.8)	(22.5)	(6.8)	4.3
Discontinued operations	(1.5)	(28.0)	(28.4)	(65.4)	(0.3)
Net income (loss)	$(74.8)	$(111.2)	$(26.6)	$(106.4)	$13.7

Earnings Per Share
Basic
Weighted-average shares outstanding	115.6	116.0	115.9	116.4	116.1
Total operating income (loss) per share	$(1.02)	$(0.12)	$0.21	$(0.29)	$0.08
Net income (loss) per share	$(0.65)	$(0.96)	$(0.23)	$(0.91)	$0.12

Diluted
Weighted-average shares outstanding and
dilutive potential common shares	115.6	116.0	115.9	116.4	116.6
Total operating income (loss) per share	$(1.02)	$(0.12)	$0.21	$(0.29)	$0.08
Net income (loss) per share	$(0.65)	$(0.96)	$(0.23)	$(0.91)	$0.12

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006

Premiums	$7.0	$12.4	$37.1	$46.6	$52.7	$53.1
Cost of insurance charges	124.4	119.9	491.2	434.7	336.0	258.5
Other fees	33.1	28.5	130.0	151.1	148.2	125.2
Surrender charges	5.0	5.6	26.9	15.1	15.7	16.6
Net investment income on assets backing liabilities	76.6	87.6	330.7	359.4	385.7	407.8
Net investment income on assets backing surplus	5.6	(6.7)	(2.2)	24.5	78.8	74.1
Total revenue	251.7	247.3	1,013.7	1,031.4	1,017.1	935.3

Benefits paid	129.5	120.6	806.1	463.1	436.7	443.8
Increases (decreases) in reserves	(52.0)	(35.4)	(434.3)	(100.4)	(149.1)	(177.3)
Interest on policyholder funds	32.5	34.8	136.2	152.0	155.6	170.7
Policyholder dividends	0.1	0.1	0.4	0.6	0.7	0.6
Interest expense on indebtedness	8.0	8.5	33.1	36.7	44.2	49.2
Commissions and sales incentives, net of deferrals	6.1	6.0	22.0	39.7	33.6	34.4
Operating expenses, net of deferrals	62.2	68.2	269.4	225.9	219.6	202.0
Reinsurance allowance, net of deferrals	(1.3)	(0.9)	(5.7)	(13.0)	(13.4)	(12.3)
Premium taxes	7.0	3.2	9.4	16.8	15.1	12.4
Policy acquisition cost amortization	67.0	66.0	266.5	431.7	192.7	148.8
Total benefits and expenses	259.1	271.1	1,103.1	1,253.1	935.7	872.3
Pre-tax operating income (loss) excl. regulatory closed block	(7.4)	(23.8)	(89.4)	(221.7)	81.4	63.0
Pre-tax operating income - regulatory closed block	14.4	15.7	62.7	62.7	67.0	69.8
Total pre-tax operating income (loss)	7.0	(8.1)	(26.7)	(159.0)	148.4	132.8
Income tax expense (benefit)	(2.7)	110.0	115.7	(75.4)	27.3	40.1
Total operating income (loss)	$9.7	$(118.1)	$(142.4)	$(83.6)	$121.1	$92.7

The Phoenix Companies, Inc.
Details excluding Regulatory Closed Block
Alternate Operating Income Statement
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March

Premiums	$12.4	$7.9	$9.9	$6.9	$7.0
Cost of insurance charges	119.9	122.4	124.4	124.5	124.4
Other fees	28.5	27.2	34.3	40.0	33.1
Surrender charges	5.6	6.1	7.6	7.6	5.0
Net investment income on assets backing liabilities	87.6	85.6	77.7	79.8	76.6
Net investment income on assets backing surplus	(6.7)	(2.1)	3.5	3.1	5.6
Total revenue	247.3	247.1	257.4	261.9	251.7

Benefits paid	120.6	177.9	361.1	146.5	129.5
Increases (decreases) in reserves	(35.4)	(63.8)	(277.8)	(57.3)	(52.0)
Interest on policyholder funds	34.8	35.1	32.3	34.0	32.5
Policyholder dividends	0.1	0.1	0.1	0.1	0.1
Interest expense on indebtedness	8.5	8.3	8.3	8.0	8.0
Commissions and sales incentives, net of deferrals	6.0	4.8	5.7	5.5	6.1
Operating expenses, net of deferrals	68.2	64.6	76.4	60.1	62.2
Reinsurance allowance, net of deferrals	(0.9)	(2.0)	(1.2)	(1.6)	(1.3)
Premium taxes	3.2	2.9	2.8	0.6	7.0
Policy acquisition cost amortization	66.0	32.9	63.1	104.5	67.0
Total benefits and expenses	271.1	260.8	270.8	300.4	259.1
Pre-tax operating income (loss) excl. regulatory closed block	(23.8)	(13.7)	(13.4)	(38.5)	(7.4)
Pre-tax operating income - regulatory closed block	15.7	15.7	15.6	15.7	14.4
Total pre-tax operating income (loss)	(8.1)	2.0	2.2	(22.8)	7.0
Income tax expense (benefit)	110.0	16.4	(22.1)	11.4	(2.7)
Total operating income (loss)	$(118.1)	$(14.4)	$24.3	$(34.2)	$9.7

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2010 (unaudited)

($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006

Debt securities	$6,371.5	$5,969.3	$6,305.1	$6,011.4	$6,919.4	$7,000.5
Equity securities	9.9	9.0	6.7	9.0	134.0	120.5
Mortgage loans	5.7	7.8	6.2	8.9	12.7	66.5
Venture capital partnerships	191.2	174.0	180.2	188.5	157.3	97.9
Policy loans	1,380.0	1,411.6	1,378.5	1,377.0	1,357.1	1,346.6
Other investments	141.5	146.5	142.8	153.3	123.7	85.5
Total closed block investments	8,099.8	7,718.2	8,019.5	7,748.1	8,704.2	8,717.5
Cash and cash equivalents	24.6	21.5	33.3	57.2	67.8	66.3
Accrued investment income	107.4	112.5	105.9	113.0	112.1	112.8
Receivables	55.5	53.8	53.3	49.5	44.7	46.7
Deferred income taxes	264.1	419.3	270.3	418.3	329.3	329.8
Other closed block assets	17.1	330.5	22.6	338.0	10.0	19.9
Total closed block assets	8,568.5	8,655.8	8,504.9	8,724.1	9,268.1	9,293.0
Policy liabilities and accruals	9,167.0	9,626.5	9,246.5	9,742.7	9,811.2	9,798.8
Policyholder dividends payable	299.2	312.1	297.8	311.1	332.8	331.7
Policyholder dividend obligation	114.8	---	----	---	246.0	326.9
Other closed block liabilities	71.5	93.1	57.9	72.0	49.3	47.9
Total closed block liabilities	9,652.5	10,031.7	9,602.2	10,125.8	10,439.3	10,505.3
Excess of closed block liabilities over closed block assets	$1,084.0	$1,375.9	$1,097.3	$1,401.7	$1,171.2	$1,212.3

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2010 (unaudited)
($ in millions)

	2009				2010
	March	June	September	December	March

Debt securities	$5,969.3	$6,123.6	$6,388.6	$6,305.1	$6,371.5
Equity securities	9.0	8.4	7.6	6.7	9.9
Mortgage loans	7.8	7.3	6.7	6.2	5.7
Venture capital partnerships	174.0	168.3	174.8	180.2	191.2
Policy loans	1,411.6	1,414.3	1,402.9	1,378.5	1,380.0
Other investments	146.5	137.2	135.9	142.8	141.5
Total closed block investments	7,718.2	7,859.1	8,116.5	8,019.5	8,099.8
Cash and cash equivalents	21.5	17.1	20.5	33.3	24.6
Accrued investment income	112.5	108.4	112.1	105.9	107.4
Receivables	53.8	64.6	42.9	53.3	55.5
Deferred income taxes	419.3	361.4	272.5	270.3	264.1
Other closed block assets	330.5	214.0	51.3	22.6	17.1
Total closed block assets	8,655.8	8,624.6	8,615.8	8,504.9	8,568.5
Policy liabilities and accruals	9,626.5	9,531.1	9,383.3	9,246.5	9,167.0
Policyholder dividends payable	312.1	311.7	308.4	297.8	299.2
Policyholder dividend obligation	---	---	---	---	114.8
Other closed block liabilities	93.1	58.0	42.8	57.9	71.5
Total closed block liabilities	10,031.7	9,900.8	9,734.5	9,602.2	9,652.5
Excess of closed block liabilities over closed block assets	$1,375.9	$1,276.2	$1,118.7	$1,097.3	$1,084.0

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006

Funds Under Management (FUM)
Deposits	$28.7	$31.2	$115.8	$142.2	$153.8	$149.0
Surrenders	(46.3)	(26.3)	(158.8)	(105.4)	(102.1)	(85.9)
Total net sales	(17.6)	4.9	(43.0)	36.8	51.7	63.1
Deaths	(2.1)	(0.8)	(2.6)	(4.6)	(12.0)	(4.7)
Interest credited	41.6	(63.7)	244.3	(486.1)	121.5	174.5
Fees	(3.3)	(4.1)	(15.3)	(22.7)	(26.1)	(23.9)
Cost of insurance	(19.2)	(20.8)	(80.0)	(78.6)	(75.2)	(71.5)
Change in FUM	(0.6)	(84.5)	103.4	(555.2)	59.9	137.5
Beginning balance	1,168.5	1,065.1	1,065.1	1,620.3	1,560.4	1,422.9
Ending fund balance	$1,167.9	$980.6	$1,168.5	$1,065.1	$1,620.3	$1,560.4

Gross life insurance in force (1)	$22,483.0	$24,664.6	$22,780.0	$24,934.5	$24,714.2	$24,164.6

(1)	2006 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March
Funds Under Management (FUM)
Deposits	$31.2	$31.7	$28.4	$24.5	$28.7
Surrenders	(26.3)	(52.6)	(35.8)	(44.1)	(46.3)
Total net sales	4.9	(20.9)	(7.4)	(19.6)	(17.6)
Deaths	(0.8)	(0.8)	(0.5)	(0.5)	(2.1)
Interest credited	(63.7)	122.8	130.5	54.7	41.6
Fees	(4.1)	(4.3)	(2.8)	(4.1)	(3.3)
Cost of insurance	(20.8)	(20.3)	(19.3)	(19.6)	(19.2)
Change in FUM	(84.5)	76.5	100.5	10.9	(0.6)
Beginning balance	1,065.1	980.6	1,057.1	1,157.6	1,168.5
Ending fund balance	$980.6	$1,057.1	$1,157.6	$1,168.5	$1,167.9

Gross life insurance in force	$24,664.6	$24,165.6	$23,435.0	$22,780.0	$22,483.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
Funds Under Management (FUM)
Deposits	$84.3	$95.3	$351.4	$587.5	$540.9	$417.1
Surrenders	(35.6)	(31.6)	(161.6)	(118.8)	(77.0)	(84.7)
Net sales	48.7	63.7	189.8	468.7	463.9	332.4
Deaths	(9.8)	(7.3)	(27.3)	(28.4)	(22.9)	(20.5)
Interest credited	23.1	24.0	96.6	97.7	86.3	79.6
Fees	(6.1)	(8.2)	(28.3)	(51.5)	(48.6)	(36.6)
Cost of insurance	(104.3)	(98.1)	(406.1)	(354.4)	(258.9)	(184.9)
Change in FUM	(48.4)	(25.9)	(175.3)	132.1	219.8	170.0
Beginning balance	2,080.7	2,256.0	2,256.0	2,123.9	1,904.1	1,734.1
Ending fund balance	$2,032.3	$2,230.1	$2,080.7	$2,256.0	$2,123.9	$1,904.1

Gross life insurance in force	$31,690.0	$33,631.1	$32,329.0	$33,351.1	$27,358.2	$20,402.1

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March

Funds Under Management (FUM)
Deposits	$95.3	$84.5	$88.1	$83.5	$84.3
Surrenders	(31.6)	(46.8)	(45.7)	(37.5)	(35.6)
Net sales	63.7	37.7	42.4	46.0	48.7
Deaths	(7.3)	(5.8)	(7.9)	(6.3)	(9.8)
Interest credited	24.0	23.4	24.5	24.7	23.1
Fees	(8.2)	(7.0)	(6.8)	(6.3)	(6.1)
Cost of insurance	(98.1)	(100.2)	(103.9)	(103.9)	(104.3)
Change in FUM	(25.9)	(51.9)	(51.7)	(45.8)	(48.4)
Beginning balance	2,256.0	2,230.1	2,178.2	2,126.5	2,080.7
Ending fund balance	$2,230.1	$2,178.2	$2,126.5	$2,080.7	$2,032.3

Gross life insurance in force	$33,631.1	$33,325.0	$32,900.0	$32,329.0	$31,690.0

The Phoenix Companies, Inc.
Life Sales
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
Life Insurance Sales

Wholesaler Channel
Variable universal life	$0.0	$2.9	$6.9	$26.7	$21.9	$16.7
Universal life/interest sensitive	0.9	11.9	20.8	229.9	308.2	221.9
Term life	---	4.0	5.3	21.6	22.2	20.3
Life insurance annualized premium (1)	0.9	18.8	33.0	278.2	352.3	258.9

Variable universal life	---	0.6	3.2	9.3	8.0	8.6
Universal life/interest sensitive	0.8	9.2	19.2	54.2	65.0	61.8
Life insurance single premium	0.8	9.8	22.4	63.5	73.0	70.4

Variable universal life	---	3.5	10.1	36.0	29.9	25.3
Universal life/interest sensitive	1.7	21.1	40.0	284.1	373.2	283.7
Term life	---	4.0	5.3	21.6	22.2	20.3
Total wholesaler life insurance premium (2)	$1.7	$28.6	$55.4	$341.7	$425.3	$329.3

Gross life insurance in force	$151,669.0	$166,266.7	$155,267.0	$166,781.0	$156,889.0	$144,139.0

Average face amount for life insurance sales	$0.8	$0.9	$0.9	$1.0	$1.3	$1.2

(1)	Annualized premium represents first year premiums on an annual basis.

(2)	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March
Life Insurance Sales

Wholesaler Channel
Variable universal life	$2.9	$3.6	$0.4	$0.0	$0.0
Universal life/interest sensitive	11.9	4.2	4.1	0.6	0.9
Term life	4.0	1.4	---	(0.1)	---
Life insurance annualized premium (1)	18.8	9.2	4.5	0.5	0.9

Variable universal life	0.6	2.4	0.1	0.1	---
Universal life/interest sensitive	9.2	5.7	3.6	0.7	0.8
Life insurance single premium	9.8	8.1	3.7	0.8	0.8

Variable universal life	3.5	6.0	0.5	0.1	---
Universal life/interest sensitive	21.1	9.9	7.7	1.3	1.7
Term life	4.0	1.4	---	(0.1)	---
Total wholesaler life insurance premium (2)	$28.6	$17.3	$8.2	$1.3	$1.7

Gross life insurance in force	$166,266.7	$163,567.6	$159,209.0	$155,267.0	$151,669.0

Average face amount for life insurance sales	$0.9	$0.9	$1.4	$(1.4)	$0.8

(1)	Annualized premium represents first year premiums on an annual basis.

(2)	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006

Funds Under Management (FUM)
Deposits	$19.3	$99.6	$142.6	$628.9	$630.6	$423.7
Surrenders	(121.6)	(174.6)	(579.9)	(806.9)	(940.5)	(1,383.3)
Total net sales	(102.3)	(75.0)	(437.3)	(178.0)	(309.9)	(959.6)
Deaths	(15.7)	(16.7)	(51.2)	(75.4)	(75.9)	(86.8)
Interest credited	124.5	(181.5)	732.8	(1,221.9)	338.4	537.6
Fees	(14.6)	(11.0)	(53.7)	(55.5)	(61.1)	(55.2)
Change in FUM	(8.1)	(284.2)	190.6	(1,530.8)	(108.5)	(564.0)
Beginning balance	3,926.1	3,735.5	3,735.5	5,266.3	5,374.8	5,938.8
Ending fund balance	$3,918.0	$3,451.3	$3,926.1	$3,735.5	$5,266.3	$5,374.8

VA funds in guaranteed interest accounts (1)	$489.8	$608.0	$502.5	$664.9	$809.3	$1,030.8

(1) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$453.3	$1,251.9	$531.8	$1,105.5	$202.4	$238.8
Death benefit in excess of fund value, net of reinsurance	233.8	821.1	291.6	709.6	46.6	51.4
Statutory reserve, net of reinsurance	7.4	49.0	8.3	39.0	12.9	13.2

Variable Annuity Guaranteed Income Benefits
Account balance	$530.2	$419.8	$525.8	$464.1	$716.8	$620.1
Statutory reserve	33.1	72.7	39.2	34.7	6.9	4.4

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$425.4	$311.9	$417.9	$335.6	$389.8	$210.6
Statutory reserve	7.4	4.6	9.6	4.3	2.3	0.8

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$601.1	$436.0	$592.2	$413.2	$214.6	$30.1
Statutory reserve	6.0	4.3	12.3	3.5	0.7	0.1

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$22.6	$18.9	$22.8	$22.7	$43.4	$49.8
Statutory reserve	4.3	13.1	5.5	11.2	2.2	2.1

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March

Funds Under Management (FUM)
Deposits	$99.6	$17.9	$12.6	$12.5	$19.3
Surrenders	(174.6)	(147.8)	(137.1)	(120.4)	(121.6)
Total net sales	(75.0)	(129.9)	(124.5)	(107.9)	(102.3)
Deaths	(16.7)	(15.1)	(5.9)	(13.5)	(15.7)
Interest credited	(181.5)	383.6	386.5	144.2	124.5
Fees	(11.0)	(15.7)	(12.2)	(14.8)	(14.6)
Change in FUM	(284.2)	222.9	243.9	8.0	(8.1)
Beginning balance	3,735.5	3,451.3	3,674.2	3,918.1	3,926.1
Ending fund balance	$3,451.3	$3,674.2	$3,918.1	$3,926.1	$3,918.0

VA funds in guaranteed interest accounts (1)	$608.0	$554.9	$528.9	$502.5	$489.8

(1) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$1,251.9	$917.1	$626.3	$531.8	$453.3
Death benefit in excess of fund value, net of reinsurance	821.1	572.4	360.0	291.6	233.8
Statutory reserve, net of reinsurance	49.0	32.4	22.0	8.3	7.4

Variable Annuity Guaranteed Income Benefits
Account balance	$419.8	$468.6	$519.0	$525.8	$530.2
Statutory reserve	72.7	27.9	13.4	39.2	33.1

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$311.9	$360.0	$407.7	$417.9	$425.4
Statutory reserve	4.6	5.0	5.5	9.6	7.4

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$436.0	$509.3	$574.3	$592.2	$601.1
Statutory reserve	4.3	5.3	6.3	12.3	6.0

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$18.9	$20.8	$5.5	$22.8	$22.6
Statutory reserve	13.1	10.5	7.7	5.5	4.3

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
Deferred Policy Acquisition Costs:
Variable universal life	$267.0	$317.5	$275.1	$324.2	$355.0	$360.5
Universal life	773.4	949.6	820.2	970.4	796.7	529.8
Variable annuities	168.6	146.3	172.7	155.6	270.8	264.2
Fixed annuities	6.3	5.5	6.2	6.5	12.8	20.3
Traditional life	450.4	481.5	455.8	478.6	566.9	559.0
Offset for unrealized investment gains or losses	77.3	757.4	186.0	773.0	63.7	0.3
Total deferred policy acquisition costs	$1,743.0	$2,657.8	$1,916.0	$2,708.3	$2,065.9	$1,734.1

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$3.8	$35.4	$67.6	$339.6	$461.3	$326.4
Costs amortized to expenses:
Recurring costs	(67.0)	(66.0)	(266.4)	(431.8)	(192.7)	(148.6)
Realized investment gains or losses	(1.2)	0.4	5.8	25.8	(0.2)	3.4
Offsets to net unrealized investment gains or losses
included in accumulated other comprehensive income	(108.6)	(15.6)	(587.0)	709.3	63.4	16.2
Cumulative effect of adoption of new guidance	---	(4.7)	(4.7)	---	---	---
Other	---	---	(7.6)	(0.5)	---	---
Change in deferred policy acquisition costs	(173.0)	(50.5)	(792.3)	642.4	331.8	197.4
Deferred policy acquisition costs, beginning of period	1,916.0	2,708.3	2,708.3	2,065.9	1,734.1	1,536.7
Deferred policy acquisition costs, end of period	$1,743.0	$2,657.8	$1,916.0	$2,708.3	$2,065.9	$1,734.1

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March
Deferred Acquisition Costs:
Variable universal life	$317.5	$314.6	$306.3	$275.1	$267.0
Universal life	949.6	931.0	886.6	820.2	773.4
Variable annuities	146.3	157.8	158.9	172.7	168.6
Fixed annuities	5.5	5.2	4.8	6.2	6.3
Traditional life	481.5	480.9	478.9	455.8	450.4
Offset for unrealized investment gains or losses	757.4	528.0	236.6	186.0	77.3
Total deferred policy acquisition costs	$2,657.8	$2,417.5	$2,072.1	$1,916.0	$1,743.0

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$35.4	$17.8	$9.7	$4.7	$3.8
Costs amortized to expenses:
Recurring costs	(66.0)	(33.1)	(62.9)	(104.4)	(67.0)
Realized investment gains or losses	0.4	5.2	(1.1)	1.3	(1.2)
Offsets to net unrealized investment gains or losses
included in accumulated other comprehensive income	(15.6)	(229.4)	(291.3)	(50.7)	(108.6)
Cumulative effect of adoption of new guidance	(4.7)	---	---	---	---
Other	---	(0.8)	0.2	(7.0)	---
Change in deferred policy acquisition costs	(50.5)	(240.3)	(345.4)	(156.1)	(173.0)
Deferred policy acquisition costs, beginning of period	2,708.3	2,657.8	2,417.5	2,072.1	1,916.0
Deferred policy acquisition costs, end of period	$2,657.8	$2,417.5	$2,072.1	$1,916.0	$1,743.0

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
First Quarter 2010 (unaudited)
($ in millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
REVENUES
Premiums	$151.7	$172.2	$684.2	$765.9	$798.3	$839.7
Fee income	162.5	154.0	648.1	601.3	499.4	399.5
Net investment income	204.7	184.9	787.2	913.1	1,057.4	1,046.8
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(31.4)	(57.7)	(201.5)	(245.0)	(51.9)	(8.9)
Portion of OTTI losses recognized in other comprehensive income	16.9	19.4	93.1	---	---	---
Net OTTI losses recognized in earnings	(14.5)	(38.3)	(108.4)	(245.0)	(51.9)	(8.9)
Net realized investment gains (losses), excluding OTTI losses	17.5	63.7	6.2	(50.8)	45.9	84.1
Net realized investment gains (losses)	3.0	25.4	(102.2)	(295.8)	(6.0)	75.2
Total revenues	521.9	536.5	2,017.3	1,984.5	2,349.1	2,361.2

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends	288.6	316.2	1,279.9	1,362.3	1,312.4	1,335.9
Policyholder dividends	62.7	37.8	226.8	207.5	380.0	399.1
Policy acquisition cost amortization	68.2	65.6	260.6	406.0	192.9	145.4
Interest expense on indebtedness	8.0	8.5	33.1	36.7	44.2	49.2
Interest expense on non-recourse collateralized obligations	---	---	---	11.8	15.4	18.7
Other operating expenses	80.2	76.0	303.5	254.9	270.1	249.5
Total benefits and expenses	507.7	504.1	2,103.9	2,279.2	2,215.0	2,197.8

Income (loss) from continuing operations before income taxes	14.2	32.4	(86.6)	(294.7)	134.1	163.4
Income tax expense (benefit)	0.2	105.7	109.1	(118.2)	20.4	50.8

Income (loss) from continuing operations	14.0	(73.3)	(195.7)	(176.5)	113.7	112.6

Income (loss) from discontinued operations, net of income taxes	(0.3)	(1.5)	(123.3)	(549.5)	3.9	(17.3)

Net income (loss)	$13.7	$(74.8)	$(319.0)	$(726.0)	$117.6	$95.3

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
First Quarter 2010 (unaudited)
($ in millions)

Quarters Ended

	2009				2010
	March	June	September	December	March
REVENUES
Premiums	$172.2	$170.6	$171.0	$170.5	$151.7
Fee income	154.0	155.7	166.3	172.1	162.5
Net investment income	184.9	194.3	200.5	207.4	204.7
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(57.7)	(39.2)	(37.7)	(66.8)	(31.4)
Portion of OTTI losses recognized in other comprehensive income	19.4	18.3	22.8	32.6	16.9
Net OTTI losses recognized in earnings	(38.3)	(20.9)	(14.9)	(34.2)	(14.5)
Net realized investment gains (losses), excluding OTTI losses	63.7	(65.3)	(2.5)	10.2	17.5
Net realized investment gains (losses)	25.4	(86.2)	(17.4)	(24.0)	3.0
Total revenues	536.5	434.4	520.4	526.0	521.9

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends	316.2	344.0	305.6	314.1	288.6
Policyholder dividends	37.8	46.6	63.9	78.5	62.7
Policy acquisition cost amortization	65.6	27.8	64.0	103.2	68.2
Interest expense on indebtedness	8.5	8.3	8.2	8.0	8.0
Other operating expenses	76.0	74.3	88.1	65.2	80.2
Total benefits and expenses	504.1	501.0	529.8	569.0	507.7

Income (loss) from continuing operations before income taxes	32.4	(66.6)	(9.4)	(43.0)	14.2
Income tax expense (benefit)	105.7	16.6	(11.2)	(2.0)	0.2

Income (loss) from continuing operations	(73.3)	(83.2)	1.8	(41.0)	14.0

Income (loss) from discontinued operations, net of income taxes	(1.5)	(28.0)	(28.4)	(65.4)	(0.3)

Net income (loss)	$(74.8)	$(111.2)	$(26.6)	$(106.4)	$13.7

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Condensed Consolidated Balance Sheet - Preliminary
First Quarter 2010 (unaudited)
($ in millions)

	YTD March	December 31,
	2010	2009	2008	2007	2006
ASSETS:
Available-for-sale debt securities, at fair value	$10,595.7	$10,345.5	$9,826.4	$11,968.0	$12,696.8
Available-for-sale equity securities, at fair value	33.0	25.2	25.2	191.8	173.6
Venture capital partnerships, at equity in net assets	199.6	188.6	200.8	173.7	116.8
Policy loans, at unpaid principal balances	2,341.0	2,324.4	2,477.5	2,346.8	2,295.7
Other investments	536.5	539.7	616.9	507.3	433.3
Fair value option investments	68.7	69.3	84.1	---	---
	13,774.5	13,492.7	13,230.9	15,187.6	15,716.2
Available-for-sale debt and equity securities pledged
as collateral, at fair value	---	---	148.0	219.1	267.8
Total investments	13,774.5	13,492.7	13,378.9	15,406.7	15,984.0
Cash and cash equivalents	129.8	257.7	377.0	531.9	362.8
Accrued investment income	180.9	176.4	203.3	209.5	215.7
Receivables	364.7	356.6	358.0	279.3	137.2
Deferred policy acquisition costs	1,743.0	1,916.0	2,708.3	2,065.9	1,734.0
Deferred income taxes	192.7	166.2	435.2	33.5	37.4
Other assets	171.8	195.8	211.0	174.4	174.6
Discontinued operations assets	3,565.8	3,620.8	4,276.8	6,018.4	5,079.2
Separate account assets	4,451.6	4,418.1	3,860.1	5,781.2	5,403.2
Total assets	$24,574.8	$24,600.3	$25,808.6	$30,500.8	$29,128.1

LIABILITIES:
Policy liabilities and accruals	$13,140.2	$13,151.1	$13,932.9	$13,952.0	$13,482.3
Policyholder deposit funds	1,318.1	1,342.7	1,616.6	1,808.9	2,228.4
Indebtedness	427.7	428.0	458.0	627.7	628.2
Other liabilities	485.6	527.8	645.6	473.4	467.9
Discontinued operations liabilities	3,545.7	3,601.5	4,185.1	5,260.7	4,342.6
Non-recourse collateralized debt obligations	---	---	245.2	317.9	344.0
Separate account liabilities	4,451.6	4,418.1	3,860.1	5,781.2	5,403.2
Total liabilities	23,368.9	23,469.2	24,943.5	28,221.8	26,896.6

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 116.0 million and 115.7 million shares outstanding	1.3	1.3	1.3	1.3	1.3
Additional paid-in capital	2,628.0	2,627.3	2,626.4	2,616.1	2,600.3
Accumulated deficit	(1,133.0)	(1,146.7)	(839.5)	(20.7)	(115.9)
Accumulated other comprehensive loss	(110.9)	(171.3)	(743.6)	(138.2)	(74.7)
Treasury stock, at cost: 11.3 million and 11.3 million shares	(179.5)	(179.5)	(179.5)	(179.5)	(179.5)
Total stockholders' equity	1,205.9	1,131.1	865.1	2,279.0	2,231.5
Total liabilities and stockholders' equity	$24,574.8	$24,600.3	$25,808.6	$30,500.8	$29,128.1

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
First Quarter 2010 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	3/31/2010	12/31/2009	3/31/2010	12/31/2009	3/31/2010	12/31/2009
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$6,122.6	$5,843.0	$4,817.2	$4,559.2	$1,305.4	$1,283.8
BBB	3,405.6	3,389.0	2,065.3	2,043.7	1,340.3	1,345.3
Total Investment Grade	9,528.2	9,232.0	6,882.5	6,602.9	2,645.7	2,629.1
BB	574.7	644.1	384.9	402.6	189.8	241.5
B	237.7	231.0	125.7	124.3	112.0	106.7
CCC and Lower	173.6	150.5	101.0	86.7	72.6	63.8
In or Near Default	81.5	87.9	61.7	59.8	19.8	28.1
Total Debt Securities	$10,595.7	$10,345.5	$7,555.8	$7,276.3	$3,039.9	$3,069.2

% Below Investment Grade	10.1%	10.8%	8.9%	9.3%	13.0%	14.3%

Unrealized Gains and Losses on Debt and Equity Securities
As of 3/31/10
	Total		Outside Closed Block		Closed Block
	Gains	Losses	Gains	Losses	Gains	Losses
Total Debt Securities	$442.3	$(511.9)	$130.8	$(307.2)	$311.5	$(204.7)
Equity Securities	10.2	(2.0)	6.3	(1.2)	3.9	(0.8)
Total Unrealized Gains (Losses)	452.5	(513.9)	137.1	(308.4)	315.4	(205.5)

Applicable PDO	315.4	(205.5)	---	---	315.4	(205.5)
Applicable DAC (Credit)	96.3	(173.6)	96.3	(173.6)	---	---
Applicable Deferred Income Tax (Benefit)	14.3	(47.2)	14.3	(47.2)	---	---
Total Offsets to Net Unrealized Gains (Losses)	426.0	(426.3)	110.6	(220.8)	315.4	(205.5)
Net Unrealized Gains (Losses)	$26.5	$(87.6)	$26.5	$(87.6)	$0.0	$0.0
Net Unrealized Losses	$(61.1)		$(61.1)		$0.0

(1)	Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
GAAP Net Investment Income
Debt securities	$154.4	$176.4	$649.4	$707.1	$775.0	$800.7
Equity securities	0.1	---	0.4	4.3	8.2	7.0
Mortgages	0.1	0.2	0.7	1.0	1.7	6.2
Policy loans	43.4	47.4	183.6	187.0	179.5	169.3
Venture capital	5.3	(20.5)	(25.9)	(4.7)	27.0	3.3
Cash and cash equivalents	---	0.1	0.3	7.5	18.8	16.3
Other income	0.2	1.8	3.3	3.8	8.3	---
Fair value option investments	0.7	(1.5)	1.5	---	---	---
Other investments (2)	4.3	(15.6)	(14.3)	13.4	43.9	40.0
Total cash and invested assets	208.5	188.3	799.0	919.4	1,062.4	1,042.8
Discontinued operations	1.7	1.0	4.3	6.0	11.2	9.9
Investment expenses	2.1	2.4	7.5	8.2	9.6	5.3
Total net investment income	$204.7	$184.9	$787.2	$905.2	$1,041.6	$1,027.6

Annualized Yields
Debt securities	6.2%	7.4%	6.4%	7.1%	6.6%	6.5%
Equity securities	1.4%	0.0%	1.7%	4.6%	4.1%	3.7%
Mortgages	4.7%	7.5%	8.0%	8.7%	11.0%	8.1%
Policy loans	7.7%	7.7%	8.0%	7.7%	7.9%	7.6%
Venture capital	11.6%	-35.2%	-12.9%	-2.3%	17.3%	2.7%
Cash and cash equivalents	0.0%	0.2%	0.2%	2.2%	4.1%	4.7%
Other investments (2)	3.3%	-9.8%	-2.6%	2.4%	11.6%	13.6%
Total cash and invested assets	6.2%	5.7%	6.0%	6.8%	7.0%	6.7%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	6.1%	5.6%	5.9%	6.7%	6.9%	6.6%

(1)	Excludes debt and equity securities pledged as collateral.

(2)	Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
First Quarter 2010 (unaudited)
($ in millions)

Quarters ended

	2009				2010
	March	June	September	December	March
GAAP Net Investment Income
Debt securities	$176.4	$164.7	$154.8	$153.5	$154.4
Equity securities	---	0.3	0.1	---	0.1
Mortgages	0.2	0.2	0.1	0.2	0.1
Policy loans	47.4	50.5	42.0	43.7	43.4
Venture capital	(20.5)	(10.0)	2.0	2.6	5.3
Cash and cash equivalents	0.1	---	---	0.2	---
Other income	1.8	0.2	0.4	0.9	0.2
Fair value option investments	(1.5)	1.0	1.4	0.6	0.7
Other investments (2)	(15.6)	(9.6)	2.4	8.5	4.3
Total cash and invested assets	188.3	197.3	203.2	210.2	208.5
Discontinued operations	1.0	0.9	1.2	1.2	1.7
Investment expenses	2.4	2.1	1.4	1.6	2.1
Total net investment income	$184.9	$194.3	$200.6	$207.4	$204.7

Annualized Yields
Debt securities	7.4%	6.8%	6.2%	6.0%	6.2%
Equity securities	0.0%	5.0%	1.7%	0.0%	1.4%
Mortgages	7.5%	8.2%	4.2%	9.1%	4.7%
Policy loans	7.7%	8.0%	6.9%	7.6%	7.7%
Venture capital	-35.2%	-19.7%	4.5%	5.7%	11.6%
Cash and cash equivalents	0.2%	0.0%	0.0%	0.4%	0.0%
Other investments (2)	-9.8%	-6.5%	1.8%	6.5%	3.3%
Total cash and invested assets	5.7%	6.0%	6.1%	6.3%	6.2%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.6%	5.9%	6.0%	6.2%	6.1%

(1)	Excludes debt and equity securities pledged as collateral.

(2)	Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses

First Quarter 2010 (unaudited)
($ Millions)

	YTD March		December 31,
	2010	2009	2009	2008	2007	2006
Realized Investment Gains and Losses
Debt security	$(14.2)	$(31.4)	$(93.0)	$(224.0)	$(46.7)	$(7.9)
Equity security	(0.3)	---	(5.2)	(2.7)	(0.5)	---
Debt and equity securities pledged as collateral	---	---	---	(2.3)	(0.8)	(1.0)
Other invested asset	---	(6.9)	(10.2)	(16.0)	(3.9)	---
Total impairment losses	(14.5)	(38.3)	(108.4)	(245.0)	(51.9)	(8.9)
Debt security net transaction	17.9	0.7	(23.8)	(9.8)	11.6	42.0
Equity security net transaction	---	2.2	2.2	(29.5)	9.5	21.9
Venture capital net investment	---	0.4	(3.6)	(3.0)	---	2.4
Mortgage loan net transaction	---	(0.1)	(0.1)	(0.1)	1.4	3.2
Affiliate equity security transaction	---	---	---	---	13.7	10.4
Real estate net transaction	---	---	---	2.4	1.4	---
Other invested asset net transactions	(4.2)	(0.3)	1.5	(0.9)	3.7	2.9
Debt and equity securities pledged as collateral	---	---	---	2.2	1.8	---
CDO deconsolidation	---	57.0	57.0	---	---	---
Total net transactions	13.7	59.9	33.2	(38.7)	43.1	82.8
Realized gains (losses) on fair value option securities	0.2	(2.3)	4.0	(18.4)	3.8	1.4
Realized losses on derivative assets and liabilities	3.6	6.1	(31.0)	6.3	(1.0)	(0.1)
Net realized investment gains (losses)	3.0	25.4	(102.2)	(295.8)	(6.0)	75.2

Closed block applicable PDO (reduction)	(5.6)	(12.5)	(40.5)	(120.2)	4.4	46.0
Applicable deferred acquisition costs (credit)	1.2	(0.4)	(5.8)	(25.7)	0.2	(3.5)
Applicable deferred income tax (credit)	2.9	(5.0)	(5.4)	(49.2)	(5.6)	11.8
Net realized investment gains (losses) included in net income (loss)	$4.5	$43.3	$(50.5)	$(100.7)	$(5.0)	$20.9

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
First Quarter 2010 (unaudited)
($ Millions)

Quarters ended

	2009				2010
	March	June	September	December	March
Realized Investment Gains and Losses
Debt security	$(31.4)	$(19.2)	$(10.3)	$(32.1)	$(14.2)
Equity security	---	---	(3.5)	(1.7)	(0.3)
Other invested asset	(6.9)	(1.8)	(1.1)	(0.4)	---
Total impairment losses	(38.3)	(21.0)	(14.9)	(34.2)	(14.5)
Debt security net transaction	0.7	(32.8)	(8.2)	16.5	17.9
Equity security net transaction	2.2	---	---	---	---
Venture capital net investment	0.4	(1.4)	(0.3)	(2.3)	---
Mortgage loan net transaction	(0.1)	---	---	---	---
Other invested asset net transactions	(0.3)	0.5	(0.2)	1.5	(4.2)
CDO deconsolidation	57.0	---	---	---	---
Total net transactions	59.9	(33.7)	(8.7)	15.7	13.7
Realized gains (losses) on fair value option securities	(2.3)	2.9	2.7	0.7	0.2
Realized losses on derivative assets and liabilities	6.1	(34.4)	3.5	(6.2)	3.6
Net realized investment gains (losses)	25.4	(86.2)	(17.4)	(24.0)	3.0

Closed block applicable PDO (reduction)	(12.5)	(15.3)	(9.4)	(3.2)	(5.6)
Applicable deferred acquisition costs (credit)	(0.4)	(5.1)	1.0	(1.3)	1.2
Applicable deferred income tax (credit)	(5.0)	1.1	11.7	(13.4)	2.9
Net realized investment gains (losses) included in net income (loss)	$43.3	$(66.9)	$(20.7)	$(6.1)	$4.5